                                                                 August 1, 1999

 Dear Shareholder:

  The Zweig Total Return Fund's net asset value for the three months ended June 30, 1999, increased 2.7%, including $0.21 in reinvested distributions.

  For the six months ended June 30, 1999, the Fund's net asset value gained 1.6%, including $0.42 in reinvested distributions.

  Consistent with our policy of trying to minimize risk while earning reasonable returns, our average exposure during the first half of 1999 was approximately 70%.

  Because of rising commodity prices, a higher than expected Consumer Price Index reading, and poor momentum, our bond models continued their deterioration in the second quarter. Furthermore, bond market sentiment has been quite positive, something we view as a negative sign. At this writing we are cautiously positioned but will maintain our flexible approach to the fixed income market.

  As far as equities are concerned, we beat the market in the second quarter because value stocks, toward which we are heavily biased, came back. Although we do own Microsoft and Dell and other growth stocks, the bulk of our portfolio is in higher yielding stocks with low price/earnings ratios. These are the stocks that improved during the quarter. I believe the gulf between value and growth stocks will narrow somewhat and not be as wide as it was in 1998 and early 1999.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund recently announced a distribution of $0.07 per share payable on August 25, 1999, to shareholders of record on August 12, 1999. The amount of a distribution depends on the exact net asset value at the time of declaration. For the August distribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Including this distribution, the Fund's payout since its inception is now $9.71 per share.


                                MARKET OUTLOOK

  Our bond exposure at the end of the second quarter was 27% compared with 34% at the close of the first quarter. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 27% in bonds, we are at about 43% of a full position (27%/62.5%).

  The yield of the 30-year Treasury Bond--the long bond--moved from 5.625% to above 6% during the quarter. This bearish move reflected the rather robust U.S. economic conditions as well as the inflationary prospects that such strong growth produces. As a result, the duration of our U.S. bond portfolio is at one of its lows for the year.

  Although the Federal Reserve raised interest rates on June 30, it announced that it no longer had a bias to tighten money supply. The bond market rallied on the news but less than might have been expected given such a positive development. The bond market may be under further pressure because there is little bond money waiting on the sidelines and economic news continues to be strong.

  Our equity exposure at the end of the second quarter was 25% compared with 30% at the close of the first quarter. At this figure we were at about 67% of a full position (25%/37.5%).

  Interest rates kept going up during the quarter and our monetary indicators, which dominate our overall model, became pretty negative. As a result, we slowly sold stocks in dribs and drabs. I don't think the monetary situation is necessarily as bad as our numbers read and I don't want to get overly bearish. Even a dip of 15 to 20 basis points would help our indicators quite a bit.

  The slow economic growth in Europe, Asia, and Latin America has been good for us because it reduced inflationary pressures around the world without much adverse impact on our economy. Now there is anecdotal evidence that Asia-- especially Japan--is picking up. There are also signs that Europe is beginning to strengthen. If these trends continue, the $64,000 question is whether inflation will follow.

  Because there is still a lot of excess manufacturing capacity in the world, I don't see any inflationary alarm signals from the international scene. It is also worth noting that countries like Japan, China, and Argentina are experiencing deflation and parts of Europe are close to a similar situation.

  However there is concern that deflation and slower growth in China could lead to Chinese devaluation and widespread competitive devaluations. Earlier this year I felt that China would not devalue in the near future and it did not. Now I think there is some chance it will devalue. I don't know what the odds are--probably less than fifty-fifty. Will it hurt the U.S. if China devalues? I think the market might sell off for a couple of days on the news but I don't see it having much of a long-term effect, I believe China will ultimately act in its own best interest and I don't think it is worth worrying about.

  There has been speculation about the likelihood of weakness in Argentina spreading to Brazil. This is sort of funny because six months ago we were concerned about Brazilian weakness spreading to Argentina. I don't know whether Argentina will impact Brazil, a much larger country. So far the situation is livable. However it is said that a bull market climbs a wall of worry. If it is not Argentina or Brazil or China, it is something else. Of course it is possible a crisis could start somewhere in the world and it could be in one of those places.

  I would like to take issue with those who compare the Internet boom with the Dutch tulip mania of the 17th century. Yes, there is widespread speculation on the Internet. The big difference is that tulips have very little inherent value while the Internet is one of the greatest inventions mankind has ever seen. It is revolutionizing the entire world. There will not be a single industry on the face of the earth that will not be affected by it. It will provide explosive growth for some businesses and hurt others.

  The problem is that there are already dozens if not hundreds of Internet stocks just as there were hundreds of automobile companies in the early 1900's. Somewhere between 1905 and 1908 there were close to 500 auto companies. By the 1950's there were just five and today there are only two and a half. The automobile industry did grow and transformed the world. The Internet will do the same. Substituting cable for roads, it is going to change forever the way commerce is done.

  It may be that people are speculating excessively on certain Internet companies. Some of the speculation may even be akin to what happened with tulip bulbs. As with any type of newly created industries such as railroads, automobiles, biotechs, and personal computers, there will be excessive speculation. Ultimately, there will be a huge shakeout and many companies will go down the tubes. Some won't be around five years from now. The biggest winners may not yet be on the stage. That is the way it has always been.

  Actually I view the Internet as a very positive market factor. It will cause tremendous competition and expand trade but will decrease profit margins. It will increase employment, keep real rages from rising, and put long-term downward pressure on inflation for years to come. However, it is important to remember that even with the Internet and the efficiencies of computerization, a lot can still go wrong.

  I would describe our current stock position as slightly less than neutral but we are not in a bearish posture. Although we are relatively neutral on the market, that doesn't mean it can't go up. I would give the bulls the edge for the moment. We cut back because of the rise in interest rates and other risks out there. However, I am not yet ready to throw in the towel on this market.


                             PORTFOLIO COMPOSITION

  In accordance with our investment policy guidelines, all of our bonds are U.S. Government obligations. The average duration of the bond portion of our portfolio (sensitivity to interest rates) was 3.0 years on June 30 compared with 4.0 years at the close of the first quarter. Since these bonds are liquid, they give us the flexibility to adjust swiftly to changing market conditions.

  While the composition of our leading equity groups was basically unchanged during the second quarter, there were some variations in percentages held and in rankings because of our reduced exposure. On June 30 these sectors included financial services, technology, manufacturing, utilities, telecommunications, and retail trade and services. Of the above groups, the strong performances of manufacturing and technology were especially noteworthy.

  At this writing, our largest individual holdings include Whirlpool, CNF Transportation, Knight-Ridder, General Motors, Cisco, GPU, PACCAR, Wal-Mart, Johnson Controls and B.F. Goodrich. With the exception of General Motors, all are new to this listing.

  We have added to our positions in CNF Transportation, which provides transportation and logistical services worldwide; Knight Ridder, the newspaper publisher; PACCAR, which produces trucks under various nameplates; and Johnson Controls, which produces auto products and building controls.

  Whirlpool, GPU, B.F. Goodrich, Wal-Mart, and Cisco gained by appreciation.

  We have sold out our position in Daimler Chrysler and trimmed, but still own, Ford, Telefonos de Mexico, Microsoft, EMC, Amgen, and Dell.

                Sincerely,

                /s/ Martin E. Zweig

                Martin E. Zweig, Ph.D.
                Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1999
                                  (Unaudited)

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------

Common Stocks                                   28.53%
Aerospace & Defense                              0.70%
  B.F. Goodrich & Co. ................................   75,800    $  3,221,500
  Northrop Corp. .....................................   29,000       1,923,062
                                                                   ------------
                                                                      5,144,562
                                                                   ------------
Apparel Manufacturer                             0.29%
  Liz Claiborne, Inc. ................................   58,000       2,117,000
                                                                   ------------
Automotive                                       0.87%
  Ford Motor Co. .....................................   54,900       3,098,419
  General Motors Corp. ...............................   50,400       3,326,400
                                                                   ------------
                                                                      6,424,819
                                                                   ------------
Biotechnology                                    0.59%
  Amgen, Inc. ........................................   38,100       2,319,338
  Medimmune, Inc. ....................................   30,000(a)    2,032,500
                                                                   ------------
                                                                      4,351,838
                                                                   ------------
Cable & Television                               0.27%
  Comcast Corp. ......................................   51,200       1,968,000
                                                                   ------------
Consumer Durables                                0.75%
  Cooper Tire & Rubber Co. ...........................   77,200       1,823,850
  Whirlpool Corp. ....................................   49,900       3,692,600
                                                                   ------------
                                                                      5,516,450
                                                                   ------------
Consumer Products                                0.23%
  Premark International, Inc. ........................   46,000       1,725,000
                                                                   ------------
Consumer Services                                0.40%
  H & R Block, Inc. ..................................   60,000       3,000,000
                                                                   ------------
Engineering & Construction                       0.34%
  Fluor Corp. ........................................   61,400       2,486,700
                                                                   ------------
Financial Services                               3.43%
  A.G. Edwards & Sons, Inc. ..........................   38,600       1,244,850
  Aetna, Inc. ........................................   30,000       2,683,124
  Allstate Corp. .....................................   87,200       3,128,300
  Bear Stearns & Co., Inc. ...........................   58,716       2,744,973
  Fidelity National Financial Corp. ..................   42,800         898,800
  Fleet Financial Group, Inc. ........................   60,000       2,662,500
  Knight/Trimark Group, Inc. .........................   30,000       1,809,375
  Loews Corp. ........................................   31,000       2,452,875
  Morgan Stanley, Dean Witter, Discover & Co. ........   28,500       2,921,250
  PaineWebber Group Inc. .............................   60,100       2,809,675
  Ryder Systems, Inc. ................................   75,400       1,960,400
                                                                   ------------
                                                                     25,316,122
                                                                   ------------

                                                        Number of     Value
                                                          Shares     (Note 3)
                                                        ---------- ------------

Food & Beverage                                   0.21%
  Adolph Coors Co., Class B............................     31,400 $  1,554,300
                                                                   ------------
Home Builders & Materials                         0.43%
  Fleetwood Enterprises, Inc. .........................     64,200    1,697,287
  Kaufman & Broad Home Corp. ..........................     60,900    1,514,888
                                                                   ------------
                                                                      3,212,175
                                                                   ------------
Industrial Services                               0.12%
  Ogden Corp. .........................................     33,600      905,100
                                                                   ------------
Investment Companies                              0.98%
  Blackrock 2001 Term Trust, Inc. .....................     29,000      261,000
  Blackrock Strategic Term Trust, Inc. ................     29,000      264,625
  Central European Equity Fund, Inc. ..................     29,100      380,119
  Emerging Markets Infrastructure Fund, Inc. ..........     94,200      877,238
  Emerging Markets Telecommunications Fund, Inc. ......     30,800      340,725
  France Growth Fund, Inc. ............................     25,700      353,375
  Gabelli Global Multimedia Trust Fund, Inc. ..........     45,700      685,500
  Italy Fund, Inc. ....................................     28,900      422,663
  Mexico Fund, Inc. ...................................     68,900    1,192,830
  Morgan Stanley Emerging Markets Fund, Inc. ..........     51,400      603,950
  Royce Value Trust, Inc. .............................     68,160      903,120
  Swiss Helvetia Fund, Inc. ...........................     56,800      791,650
  Templeton Dragon Fund, Inc. .........................     15,000      165,938
                                                                   ------------
                                                                      7,242,733
                                                                   ------------
Leisure                                           0.24%
  Brunswick Corp. .....................................     63,700    1,775,638
                                                                   ------------
Manufacturing                                     2.84%
  Borg-Warner Automotive, Inc. ........................     40,600    2,233,000
  Cummins Engine Company, Inc. ........................     48,000    2,742,000
  Dana Corp. ..........................................     45,300    2,086,630
  Delphi Automotive Systems............................     75,000    1,392,187
  Ingersoll-Rand Co. ..................................     40,500    2,617,313
  Johnson Controls, Inc. ..............................     46,500    3,223,031
  Milacron, Inc. ......................................     35,900      664,150
  PACCAR, Inc. ........................................     61,100    3,261,213
  Tyco International Ltd. .............................     28,600    2,709,850
                                                                   ------------
                                                                     20,929,374
                                                                   ------------
Medical Supplies                                  0.45%
  Guidant Corp. .......................................     21,700    1,116,194
  Mallinckrodt, Inc. ..................................     60,000    2,182,500
                                                                   ------------
                                                                      3,298,694
                                                                   ------------
Metals & Mining                                   1.07%
  AK Steel Holdings Corp. .............................     88,400    1,989,000
  Alcan Aluminum Ltd. .................................     58,800    1,877,925
  Placer Dome Inc. ....................................     99,000    1,169,438
  USX-U.S. Steel Group.................................    105,600    2,851,200
                                                                   ------------
                                                                      7,887,563
                                                                   ------------

                                                     Number of        Value
                                                       Shares        (Note 3)
                                                     ----------    ------------

Oil & Oil Services                             0.57%
  Sunoco, Inc. .....................................     89,600    $  2,704,800
  Tidewater, Inc. ..................................     48,700       1,485,350
                                                                   ------------
                                                                      4,190,150
                                                                   ------------
Paper & Forest Products                        1.01%
  Boise Cascade Corp. ..............................     28,600       1,229,800
  Fort James Corp. .................................     30,000       1,136,250
  International Paper Co. ..........................     63,000       3,181,500
  Louisiana-Pacific Corp. ..........................     79,200       1,881,000
                                                                   ------------
                                                                      7,428,550
                                                                   ------------
Pharmaceuticals                                0.49%
  Elan Corp. .......................................     52,500       1,456,875
  Warner Lambert Co. ...............................     31,700       2,199,188
                                                                   ------------
                                                                      3,656,063
                                                                   ------------
Printing & Publishing                          0.46%
  Knight-Ridder, Inc. ..............................     61,700       3,389,644
                                                                   ------------
Retail Trade & Services                        1.98%
  Best Buy, Inc. ...................................     42,500(a)    2,868,750
  Home Depot, Inc. .................................     44,600       2,873,913
  Limited, Inc. ....................................     13,500         612,563
  Pier 1 Imports, Inc. .............................    145,200       1,633,500
  Sears Roebuck & Co. ..............................     22,800       1,016,025
  Supervalu, Inc. ..................................     93,600       2,404,350
  Wal-Mart Stores, Inc. ............................     66,900       3,227,925
                                                                   ------------
                                                                     14,637,026
                                                                   ------------
Technology                                     3.09%
  Adaptec, Inc. ....................................     45,000(a)    1,589,063
  America Online, Inc. .............................     21,000(a)    2,320,500
  Applied Materials, Inc. ..........................     31,000(a)    2,290,125
  Autodesk, Inc. ...................................     90,000       2,660,625
  Cisco Systems, Inc. ..............................     51,400(a)    3,315,300
  Dell Computer Corp. ..............................     67,900(a)    2,512,300
  EMC Corp. ........................................     43,400(a)    2,387,000
  Intel Corp. ......................................     42,700       2,540,650
  Microsoft Corp. ..................................     35,100(a)    3,165,581
                                                                   ------------
                                                                     22,781,144
                                                                   ------------
Telecommunications                             2.43%
  Lucent Technologies Co. ..........................     44,500       3,000,969
  MCI Worldcom, Inc. ...............................     27,700(a)    2,389,125
  Nokia Corp. ......................................     32,700       2,994,094
  Tele Norte Leste Participacoes S.A., ADR..........    129,900       2,411,267
  Telefonos de Mexico S.A., ADR.....................     29,800       2,408,212
  Telephone & Data Systems, Inc. ...................     37,500       2,739,844
  Telesp Participacoes S.A., ADR....................     85,900       1,964,963
                                                                   ------------
                                                                     17,908,474
                                                                   ------------

                                                       Number of      Value
                                                         Shares      (Note 3)
                                                      ------------ ------------

Textiles                                        0.48%
  Armstrong World Industries, Inc. ..................       36,100 $  2,087,031
  Shaw Industries, Inc. .............................       90,000    1,485,000
                                                                   ------------
                                                                      3,572,031
                                                                   ------------
Transportation                                  1.24%
  Burlington Northern Santa Fe Corp. ................      102,700    3,183,700
  CNF Transportation, Inc. ..........................       91,700    3,518,988
  USFreightways Corp. ...............................       53,800    2,491,612
                                                                   ------------
                                                                      9,194,300
                                                                   ------------
Utilities -- Electric & Natural Gas             2.57%
  CMS Energy.........................................       27,000    1,130,625
  Edison International...............................       83,700    2,238,975
  Energy East Corp. .................................       30,000      780,000
  GPU, Inc. .........................................       78,000    3,290,625
  PG&E Corp. ........................................       91,700    2,980,250
  Public Service Co. of New Mexico...................       54,900    1,083,187
  Texas Utilities Co. ...............................       76,500    3,155,625
  UniCom Corp. ......................................       74,700    2,880,618
  UtiliCorp United, Inc. ............................       58,700    1,427,144
                                                                   ------------
                                                                     18,967,049
                                                                   ------------
    Total Common Stocks (Cost $178,695,811).......................  210,580,499
                                                                   ------------

                                                       Principal
                                                         Amount
                                                      ------------
United States Government & Agency Obligations  27.05%
  Federal Home Loan Mortgage Corp., 5.125%,
   10/15/2008........................................ $100,200,000   91,077,992
  United States Treasury Bonds, 8.125%, 8/15/2021....   13,000,000   15,819,375
  United States Treasury Bonds, 6.50%, 11/15/2026....    6,800,000    7,040,128
  United States Treasury Bonds, 5.25%, 2/15/2029.....   17,400,000   15,621,946
  United States Treasury Notes, 6.25%, 8/31/2000.....   13,500,000   13,626,564
  United States Treasury Notes, 10.75%, 5/15/2003....   15,000,000   17,545,320
  United States Treasury Notes, 7.50%, 2/15/2005.....   16,300,000   17,558,164
  United States Treasury Notes, 6.50%, 5/15/2005.....    7,600,000    7,835,129
  United States Treasury Notes, 6.125%, 8/15/2007....   13,400,000   13,550,750
                                                                   ------------
    Total United States Government & Agency Obligations (Cost
     $208,996,554)................................................  199,675,368
                                                                   ------------

Short-Term Investments                         43.63%
  Allstate Corp., 5.20%, 7/7/99......................   20,000,000   19,982,659
  AT&T Capital Corp., 4.93%, 7/2/99..................   30,000,000   29,995,887
  BellSouth Telecommunications, Inc., 4.83%, 7/9/99..   30,700,000   30,666,924
  BP America Inc., 5.70%, 7/1/99.....................   30,000,000   30,000,000
  Citibank Capital Market, 5.875%, 7/1/99............   32,000,000   32,000,000
  Exxon Imperial Inc., 5.80%, 7/1/99.................   23,000,000   23,000,000
  Ford Motor Credit Corp., 5.26%, 7/6/99.............   13,700,000   13,689,990
  Gannett Co., 4.90%, 7/7/99.........................   27,800,000   27,777,266
  General Electric Capital Corp., 5.02%, 7/12/99.....   30,000,000   29,953,938

                                                    Principal        Value
                                                     Amount         (Note 3)
                                                   -----------    ------------

Short-Term Investments -- (Continued)
  General Motors Acceptance Credit Corp., 4.91%,
   7/8/99......................................... $25,000,000    $ 24,976,103
  Merrill Lynch & Co., 5.10%, 7/13/99.............  30,000,000      29,948,957
  Mobil Corp., 5.08%, 7/6/99......................  30,000,000      29,978,815
                                                                  ------------
    Total Short-Term Investments (Cost $321,970,539)..........     321,970,539
                                                                  ------------
    Total Investments (Cost $709,662,903).........       99.21%    732,226,406
    Cash and Other Assets Less Liabilities........        0.79%      5,800,112
                                                        ------    ------------
    Net Assets ...................................      100.00%   $738,026,518
                                                        ======    ============

                                                    Number of
                                                    Contracts
                                                   -----------
Net Unrealized Depreciation on Futures Contracts
  Standard and Poor's September 1999 Short
   Futures........................................          72(b) $ (1,110,600)
                                                                  ------------

--------
(a) Non-income producing security.

(b) The extended market value of the short futures was $24,870,600 (representing 3.37% of the Fund's net assets) with a cost of $23,760,000.

  For Federal income tax purposes, the tax basis of investments owned at June 30, 1999 was $709,675,161 and net unrealized appreciation on investments consisted of:

   Gross unrealized appreciation.................................. $ 38,986,858
   Gross unrealized depreciation..................................  (16,435,613)
                                                                   ------------
   Net unrealized appreciation.................................... $ 22,551,245
                                                                   ============


                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  June 30,1999
                                  (Unaudited)

ASSETS
 Investments, at value (identified cost $709,662,903).............. $732,226,406
 Cash .............................................................      404,198
 Dividends and interest receivable.................................    3,568,483
 Receivable for investments sold ..................................    4,620,584
 Prepaid expenses .................................................       29,702
 Deposit with broker for futures contracts.........................    1,687,500
                                                                    ------------
   Total Assets....................................................  742,536,873
                                                                    ------------
LIABILITIES
 Payable for investments purchased.................................    3,517,171
 Accrued advisory fees (Note 5) ...................................      421,476
 Accrued administration fees (Note 5) .............................        2,617
 Variation margin for futures contracts ...........................      449,180
 Other accrued expenses............................................      119,911
                                                                    ------------
   Total Liabilities...............................................    4,510,355
                                                                    ------------
NET ASSETS ........................................................ $738,026,518
                                                                    ============
NET ASSET VALUE, PER SHARE
 ($738,026,518/ 90,627,345 shares outstanding--Note 6).............        $8.14
                                                                    ============
Net Assets consist of
 Capital paid-in .................................................. $716,573,615
 Net unrealized appreciation on investments .......................   21,452,903
                                                                    ------------
                                                                    $738,026,518
                                                                    ============

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1999
                                  (Unaudited)

Investment Income
 Income
   Dividends.....................................................  $  2,248,819
   Interest......................................................    13,648,405
                                                                   ------------
     Total Income................................................    15,897,224
                                                                   ------------
 Expenses
   Investment advisory fees (Note 5) ............................     2,576,570
   Administration fees (Note 5) .................................       478,534
   Transfer agent fees...........................................       136,315
   Printing and postage expenses.................................       146,215
   Professional fees (Note 5) ...................................        42,225
   Custodian fees................................................        43,436
   Directors' fees and expenses (Note 5) ........................        48,369
   Miscellaneous.................................................       105,158
                                                                   ------------
     Total Expenses..............................................     3,576,822
                                                                   ------------
      Net Investment Income......................................    12,320,402
                                                                   ------------
Realized and Unrealized Gains (Losses)
 Net realized gains (losses) on
   Investments...................................................    21,895,753
   Securities sold short ........................................       (37,999)
   Futures.......................................................      (106,256)
                                                                   ------------
     Net realized gains .........................................    21,751,498
 Decrease in unrealized appreciation on investments, securities
  sold short and futures ........................................   (22,461,722)
                                                                   ------------
   Net realized and unrealized loss on investments, securities
    sold short and futures.......................................      (710,224)
                                                                   ------------
   Net increase in net assets resulting from operations..........  $ 11,610,178
                                                                   ============

                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (Unaudited)

                                                  For the
                                                Six Months          For the
                                                  Ended           Year Ended
                                               June 30, 1999   December 31, 1998
                                               -------------   -----------------
Increase (Decrease) in Net Assets
  Operations
    Net investment income..................... $  12,320,402     $ 28,065,284
    Net realized gains on investments,
     securities sold short
     and futures .............................    21,751,498       38,942,638
    Decrease in unrealized appreciation on
     investments, securities sold short and
     futures .................................   (22,461,722)      (6,323,813)
                                               -------------     ------------
      Net increase in net assets resulting
       from operations........................    11,610,178       60,684,109
                                               -------------     ------------
  Dividends and distributions to shareholders
   from
    Net investment income.....................   (12,320,402)     (28,065,284)
    Net realized gains on investments,
     securities sold short and futures .......   (21,751,498)     (38,942,638)
    Capital paid-in ..........................    (3,781,055)      (4,307,372)
                                               -------------     ------------
      Total dividends and distributions to
       shareholders ..........................   (37,852,955)     (71,315,294)
                                               -------------     ------------
  Capital share transactions
    Net asset value of shares issued to
     shareholders in reinvestment of dividends
     from net investment income and
     distributions from net realized gains and
     capital paid-in .........................     7,057,248       14,272,507
    Net proceeds from the sale of shares
     during rights
     offering ................................           --        76,437,671
                                               -------------     ------------
    Net increase in net assets derived from
     capital share transactions...............     7,057,248       90,710,178
                                               -------------     ------------
    Net increase (decrease) in net assets ....   (19,185,529)      80,078,993
                                               -------------     ------------
Net Assets
  Beginning of period.........................   757,212,047      677,133,054
                                               -------------     ------------
  End of period............................... $ 738,026,518     $757,212,047
                                               =============     ============

                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1999
                                  (Unaudited)

Note 1 -- Acquisition

  On March 1, 1999, Phoenix Investment Partners, Ltd. ("Phoenix") completed the acquisition of Zweig Total Return Advisors, Inc., the Fund's investment adviser (the "Adviser"); Zweig/Glaser Advisers, the Fund's administrator (the "Administrator") and Zweig Securities Corp. ("ZSC"), an affiliated broker-dealer registered under the Securities Exchange Act of 1934. As a result, the Adviser and ZSC are now subsidiaries of Phoenix, and Zweig/Glaser Advisers LLC, also a subsidiary of Phoenix, has succeeded Zweig/Glaser Advisers as the Administrator. In order to continue to have access to the advisory and consulting services of Dr. Martin E. Zweig and his associates, the Adviser entered into a sub-advisory servicing agreement with Zweig Consulting LLC.

Note 2 -- Organization

  The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.

Note 3 -- Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

  Portfolio securities which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, (of which there were none at June 30, 1999) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

 B. Security Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.

 E. Federal Income Tax

  The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company, is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.


NOTE 4 -- Portfolio Transactions

  During the six months ended June 30, 1999, purchases and sales of investments, excluding short term investments and futures contracts were:

                                                                      United
                                                                      States
                                                                    Government
                                                         Common     and Agency
                                                         Stocks    Obligations
                                                      ------------ ------------
     Purchases....................................... $146,580,650 $208,767,194
                                                      ============ ============
     Sales........................................... $237,126,450 $388,623,313
                                                      ============ ============
     Purchases to cover short sales.................. $    428,724
                                                      ============

NOTE 5 -- Investment Advisory Fees and Other Transactions with Affiliates

  a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the six months ended June 30, 1999, the Fund accrued advisory fees of $2,576,570.

  b) Administration Fee: Zweig/Glaser Advisers LLC serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Fund accrued administration fees of $478,534.

  c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

  d) Legal Fee: The Fund accrued legal fees of $13,961 during the six months ended June 30, 1999, for the services of Rosenman & Colin, of which Robert E. Smith, a former Director of the Fund, is counsel.

  e) Brokerage Commission: During the six months ended June 30, 1999, the Fund paid Zweig Securities Corp. brokerage commissions of $58,536 in connection with portfolio transactions effected through them. In addition, Zweig Securities Corp. charged $13,535 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Plan.

  One director and certain officers of the Fund are also directors and/or officers of the Adviser and Zweig Consulting LLC.

NOTE 6 -- Capital Stock and Reinvestment Plan

  At June 30, 1999, the Fund had one class of common stock, par value $.001 per share of which 500,000,000 shares are authorized and 90,627,345 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the six months ended June 30, 1999 and the year ended December 31, 1998, 856,806 and 1,666,475 shares, respectively, were issued pursuant to the Plan.

NOTE 7 -- Financial Highlights

  Selected data for a share outstanding throughout each period:

                            Six
                           Months
                           Ended                Year Ended December 31
                          June 30,   ------------------------------------------------
                            1999       1998      1997      1996      1995      1994
                          --------   --------  --------  --------  --------  --------
Per Share Data
Net asset value,
 beginning of period....  $   8.43   $   8.61  $   8.29  $   8.63  $   8.11  $   9.11
                          --------   --------  --------  --------  --------  --------
Income From Investment
 Operations
Net investment income...      0.14       0.33      0.36      0.36      0.39      0.29
Net realized and
 unrealized gains
 (losses)...............     (0.01)      0.39      0.80      0.14      0.97     (0.43)
                          --------   --------  --------  --------  --------  --------
Total from investment
 operations.............      0.13       0.72      1.16      0.50      1.36     (0.14)
                          --------   --------  --------  --------  --------  --------
Dividends and
 Distributions:
Dividends from net
 investment income......     (0.14)     (0.33)    (0.36)    (0.36)    (0.39)    (0.29)
Distributions from net
 realized gains ........     (0.24)     (0.46)    (0.48)    (0.24)    (0.45)      --
Distributions from
 capital paid-in........     (0.04)     (0.05)      --      (0.24)      --      (0.57)
                          --------   --------  --------  --------  --------  --------
Total Dividends and
 Distributions..........     (0.42)     (0.84)    (0.84)    (0.84)    (0.84)    (0.86)
                          --------   --------  --------  --------  --------  --------
Effect on net asset
 value as a result of
 rights offering***.....       --       (0.06)      --        --        --        --
                          --------   --------  --------  --------  --------  --------
  Net asset value, end
   of period............  $   8.14   $   8.43  $   8.61  $   8.29  $   8.63  $   8.11
                          ========   ========  ========  ========  ========  ========
  Market value, end of
   period**.............  $ 8.4375   $ 8.8750  $ 9.4375  $   8.00  $  8.625  $   8.00
                          ========   ========  ========  ========  ========  ========
Total investment return.      0.02%      4.49%    30.22%     2.62%    19.19%   (17.08)%
                          ========   ========  ========  ========  ========  ========
Ratios/Supplemental
 Data:
Net assets, end of
 period
 (in thousands).........  $738,027   $757,204  $677,133  $638,768  $647,523  $591,659
Ratio of expenses to
 average net assets.....      0.97%*     0.97%     1.04%     1.03%     1.10%     1.12%
Ratio of net investment
 income to average net
 assets.................      3.35%*     3.88%     4.30%     4.31%     4.59%     3.35%
Portfolio turnover rate.      76.7%      87.9%    104.7%    147.2%    179.8%    281.0%

--------
  * Annualized
 ** Closing Price -- New York Stock Exchange.
*** Shares were sold at a 5% discount from the average market price.

                        SUPPLEMENTARY PROXY INFORMATION

  The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 5, 1999.

  The meeting was held for the purpose of reelecting Elliot S. Jaffe as a Director and to ratify PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 1999. The Fund's other Directors who continue in office are Charles H. Brunie, Alden C. Olson, James B. Rogers, Jr., Anthony M. Santomero and Martin E. Zweig.

  The results of the above matters were as follows:

                                                   Votes    Votes
Director/Independent Accountants       Votes For  Against Withheld  Abstensions
-------------------------------------- ---------- ------- --------- -----------
Elliot S. Jaffe....................... 70,060,933     N/A 1,090,970       N/A
PricewaterhouseCoopers LLP............ 70,347,682 351,485       --    452,736

-------------------------------------------------------------------------------

  A Special Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on February 25, 1999.

  The meeting was held for the purpose of approving a new investment advisory agreement with Zweig Total Return Advisors, Inc. and a new servicing agreement for the rendering of sub-advisory services with Zweig Consulting LLC.

  The results of the above matters were as follows:

                                      Votes    Votes
                         Votes For   Against  Withheld Abstensions
                         ---------- --------- -------- -----------
New Investment Advisory
Agreement............... 68,680,523 3,313,017   --      1,735,594
New Sub-Advisory
Servicing Agreement..... 68,570,897 3,339,850   --      1,818,388

-------------------------------------------------------------------------------
                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

(212) 486-3122  The Zweig Total Return Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information



                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President
Jeffrey Lazar
Executive Vice President and Treasurer
Christopher M. Capano
Vice President
Charles H. Brunie
Director
Elliot S. Jaffe
Director
Alden C. Olson, Ph.D.
Director
James B. Rogers, Jr.
Director
Anthony M. Santomero, Ph.D.
Director
Investment Adviser
Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022
Fund Administrator
Zweig/Glaser Advisers LLC
900 Third Avenue
New York, New York 10022
Custodian
The Bank of New York
One Wall Street
New York, New York 10286
Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110
Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

                                                                   3206-SEM-(99)


[LOGO APPEARS HERE]


           SEMI-ANNUAL REPORT
           ------------------
             June 30, 1999